GOODWILL AND INTANGIBLES	6 Months Ended
Jun. 30, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL AND INTANGIBLES
GOODWILL AND INTANGIBLE ASSETS

Changes in the carrying value of goodwill were as follows:

	Chlor Alkali Products and Vinyls	Epoxy	Total
	($ in millions)
Balance at January 1, 2015	$747.1	$—	$747.1
Acquisition activity	—	—	—
Balance at June 30, 2015	$747.1	$—	$747.1
Balance at January 1, 2016	$1,877.5	$296.6	$2,174.1
Acquisition activity	9.7	2.2	11.9
Foreign currency translation adjustment	0.2	0.1	0.3
Balance at June 30, 2016	$1,887.4	$298.9	$2,186.3

Intangible assets consisted of the following:

	June 30, 2016			December 31, 2015			June 30, 2015
	Gross Amount	Accumulated Amortization	Net	Gross Amount	Accumulated Amortization	Net	Gross Amount	Accumulated Amortization	Net
	($ in millions)
Customers, customer contracts and relationships	$672.3	$(88.8)	$583.5	$641.0	$(64.0)	$577.0	$152.9	$(48.2)	$104.7
Trade name	17.9	(6.5)	11.4	17.9	—	17.9	10.9	—	10.9
Acquired technology	84.9	(9.1)	75.8	84.7	(2.7)	82.0	—	—	—
Other	2.3	(1.8)	0.5	2.3	(1.7)	0.6	2.3	(1.7)	0.6
Total intangible assets	$777.4	$(106.2)	$671.2	$745.9	$(68.4)	$677.5	$166.1	$(49.9)	$116.2

In conjunction with the Acquisition, we obtained intangible assets with a fair value of $612.6 million as of October 5, 2015.

Intangible assets with indefinite useful lives are reviewed annually in the fourth quarter and/or when circumstances or other events indicate the indefinite life is no longer supportable. In connection with the integration of the Acquired Business, in the first quarter of 2016, the KA Steel trade name was changed from an indefinite life intangible asset to an intangible asset with a finite useful life of one year. Amortization expense of $2.8 million and $5.5 million was recognized within cost of goods sold for the three and six months ended June 30, 2016, respectively, related to the change in useful life.